EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 Of THE SARBANES-OXLEY ACT OF 2002

I, Steven E. Zuccarini, Chief Executive Officer of InnerWorkings, Inc. (the “Company”), hereby certify, that:

(1)           The Company’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2007 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the Form 10-Q fairly presents, in all material aspects, the financial condition and results of operations of the Company.

/s/ Steven E. Zuccarini
Steven E. Zuccarini
Chief Executive Officer
August 14, 2007